Holbrook Income Fund

SUMMARY PROSPECTUS

August 31, 2026

Class I HOBIX
Investor Class HOBEX
Class A HOBAX

a series of Two Roads Shared Trust

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated August 31, 2026, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://www.holbrookfunds.com/hobix. You can also obtain these documents at no cost by calling 1-877-345-8646 or by sending an email request to Fulfillment@ultimusfundsolutions.com.

Investment Objective: The Holbrook Income Fund (the “Fund”) seeks to provide current income, with a secondary objective of capital preservation in a rising interest rate environment. There is no guarantee that the Fund will meet its investment objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section entitled How to Purchase Shares on page 47 of the Fund’s Prospectus and in the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	1.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	0.50%
Other Expenses	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	1.05%	1.55%

(1)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$256	$532	$829	$1,673
Class I	$107	$332	$575	$1,272
Investor Class	$158	$488	$841	$1,836

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 49%.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in fixed income securities through direct investments or through the purchase of closed-end investment companies, exchange-traded funds and open-end investment companies (together, the “Underlying Funds”) that invest primarily in income producing securities.

In managing the Fund’s portfolio, the Adviser seeks to protect principal in a rising interest rate environment, although there is no guarantee that this strategy will succeed.

Using a top down asset allocation model, the Fund may invest all or a portion of its assets in fixed-income securities such as corporate bonds, preferred securities, convertible securities, treasury inflation protected securities (“TIPS”) and collateralized loan obligations (“CLOs”). The Fund may also invest in senior notes issued by business development companies (also known as “baby bonds”). The Adviser may also allocate up to 50% of the Fund’s assets in the common and preferred stock of Underlying Funds. The Fund may invest directly or indirectly in fixed income securities of any maturity or quality, including investing up to 50% of the Fund’s assets in securities rated below investment grade (securities rated below BBB by Standard & Poor’s (“S&P”) and Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) and are often referred to as “high yield” or “junk bonds”). The Fund may invest without limit in U.S. and non-U.S. dollar denominated securities of U.S. and foreign issuers, including issuers located in emerging market countries. The Fund may invest in fixed income instruments with fixed or adjustable (floating) rates.

The Adviser uses macro-economic projections, fundamental company and industry analysis, and technical analysis of individual issuers to strategically position the Fund, making tactical adjustments as investing conditions change. The Fund seeks target allocations in multiple sectors and will typically hold approximately 70% of its assets in investment grade fixed income securities, directly or through one or more Underlying Funds that predominantly hold investment grade securities, although the amount may be higher or lower depending on market conditions. When selecting underlying securities, the Adviser considers a number of factors, including fundamental and technical analysis to assess the relative risk and reward potential. The Adviser will invest in closed-end funds to take advantage of pricing discrepancies in the closed-end fund market. The Adviser performs both a quantitative and qualitative analysis of closed-end funds prior to any closed-end fund being added to the Fund’s portfolio. This analysis and the Adviser’s proprietary computer trading programs help determine when to buy and sell the closed-end funds in the Fund’s portfolio. The Fund will sell a portfolio holding when the security no longer meets its investment criteria or when a more attractive investment is available.

The Fund may, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents (including, without limitation, by investing in money market funds).

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in the Underlying Funds.

As with any fund, there is no guarantee that the Fund will achieve its goal.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, war, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest or currency rate levels, adverse changes to credit markets, supply chain disruptions, sanctions, tariffs and other trade restrictions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in securities markets or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the Fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the Fund or its investments. These actions could lead to price volatility and overall declines in U.S. and global investment markets. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Liquidity Risk. The Fund may, at times, hold investments that are illiquid or become illiquid. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, the absence of a readily available market for certain investments, a drop in overall market trading volume, an inability to find a ready buyer, or legal or contractual restrictions on the securities’ resale. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund. The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable time or price. When there is no willing buyer and/or investments cannot be readily sold at the desired time or price, in order to raise cash (to pay redemption proceeds or satisfy other obligations or for other reasons), the Fund may have to accept a lower price to sell a security or may not be able to sell the security at all, and the Fund may have to sell other securities at unfavorable times or prices or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. There is a risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Infrequent trading of securities may also lead to an increase in their price volatility. In addition, it may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Certain securities that are liquid when purchased may later become illiquid or less liquid, particularly in times of overall market developments, economic distress or adverse investor perceptions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. The Fund is also exposed to liquidity risk through its investment in underlying funds that hold illiquid securities.

●	Management Risk. The risk that investment strategies employed by the Fund’s adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Business Development Company (“BDC”) Risk. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC.

●	High Yield Securities (“Junk Bonds”) Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered predominantly speculative and are higher risk than investment grade instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the value of these securities and market for these securities and reduce market liquidity (liquidity risk).

●	Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or durations will increase or decrease more in response to changes in interest rates than shorter-term securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows but have recently risen and could rise further in the future. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which may reduce the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

●	Baby Bonds Risk. The primary risk associated with the Fund’s investments in baby bonds is that the issuer or insurer of a baby bond may default on principal and/or interest payments when due on the baby bond. Such a default would have the effect of lessening the income generated by the Fund and/or the value of the baby bonds. Baby bonds are also subject to typical credit ratings risks associated with other fixed-income instruments.

●	Closed-End Fund Risk. The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

●	Collateralized Loan Obligations Risk. CLOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CLOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk. The Fund is subject to the following risks as a result of its investments in CLOs:

○	Asset Manager Risk. The CLO’s performance is linked to the expertise of the CLO manager and their ability to manage the CLO portfolio. The experience of a CLO manager plays an important role in the rating and risk assessment of CLO debt securities. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control.

○	Legal and Regulatory Risk. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. Changes in the regulation of CLOs may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy.

○	Limited Recourse Risk. CLO debt securities are limited recourse obligations of their issuers. CLO debt is payable solely from the proceeds of its underlying assets. Consequently, CLO investors must rely solely on distributions from the underlying assets for payments on the CLO debt they hold. No party or entity other than the issuer will be obligated to make payments on CLO debt. CLO debt is not guaranteed by the issuer or any other party or entity involved in the organization and management of a CLO. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment.

○	Redemption Risk. CLO debt securities may be subject to redemption. For example, certain tranches of CLO debt may be redeemed if the CLO manager is unable to identify assets suitable for investment during the period when it has the ability to reinvest the principal proceeds from the sale of assets, scheduled redemptions and prepayments in additional assets (the “Reinvestment Period”). Additionally, holders of subordinated CLO debt may cause the redemption of senior CLO debt. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt.

○	Reinvestment Risk. The CLO manager may not find suitable assets in which to invest during the Reinvestment Period or to replace assets that the manager has determined are no longer suitable for investment (for example, if a security has been downgraded by a rating agency). Additionally, the Reinvestment Period is a pre-determined finite period of time; however, there is a risk that the Reinvestment Period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets. Early termination of the Reinvestment Period could adversely affect a CLO investment.

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

●	Emerging Markets Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Financial Services Sector Risk. There are risks associated with the financial services sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. To the extent that the Fund’s (or an Underlying Fund’s) investments include companies that operate in the financial services sector, the investments would be sensitive to changes in, and the Fund’s performance may depend on, the overall condition of the financial services sector. Companies in the financial services sector are subject to extensive government regulation that can affect the scope of their activities, the prices they can charge or the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The profitability of companies in the financial services sector may also be adversely affected by loan losses, which usually increase in economic downturns. The Fund may be adversely affected by events or developments negatively impacting the financial services sector.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	Gap Risk. The Fund is subject to the risk that the value of a Fund’s investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investment more than the market as a whole, to the extent that the Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

●	Investment Companies Risk. When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund also may incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed-end fund’s or ETF’s shares could trade at a significant premium or discount to its NAV.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. The value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in issuer’s financial condition or prospects and may be less liquid than common stocks.

●	Quantitative Investing Risk. The Adviser may use proprietary computer trading modeling systems to implement its investment strategies for the Fund. Investments selected using these models may perform differently than the market as a whole or from their expected performance as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends and technical issues in the construction and implementation of the models. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund if they are accurate. These systems may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

●	Treasury Inflation Protected Securities Risk. The value of inflation protected securities issued by the U.S. Treasury (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

●	Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an Underlying Fund in which the Fund invests, including, but not limited to, those of equity options, derivatives, currencies, index, leverage, and replication management.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each calendar year since the Fund’s inception. Returns for Investor Class shares and Class A shares, which are not presented in the bar chart, will vary from the returns of Class I shares. Investor Class shares and Class A shares are invested in the same portfolio of securities as the Class I shares and the annual returns differ only to the extent that the Classes do not have the same expenses. Sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index, as well as against a performance index which the Adviser believes better represents the Fund’s investment strategy. After-tax returns for Investor Class shares and Class A shares, which are not presented in the performance table, will vary from the returns of Class I shares. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.holbrookholdings.com or by calling 1-877-345-8646.

Best Quarter	Second Quarter 2020	13.41%
Worst Quarter	First Quarter 2020	-16.01%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2026, was 2.74%.

Performance Table
Average Annual Total Returns
(For the year ended December 31, 2025)

Class I Shares	One Year	Five Years	Since Inception(1)
Return before taxes	7.63%	5.19%	5.09%
Return after taxes on Distributions	4.85%	2.58%	2.99%
Return after taxes on Distributions and Sale of Fund Shares	4.47%	2.83%	3.05%
Investor Class Shares
Return before taxes	7.19%	4.69%	4.58%
Class A Shares
Return before taxes	6.04%	N/A	3.83%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	1.50%(4)
Bank of America/Merrill Lynch 1-3 Year U.S. Corporate & Government Bond Index(3) (reflects no deduction for fees, expenses or taxes)	5.34%	2.00%	2.05%(5)

(1)	Inception date is July 6, 2016, for Class I and Investor Class shares. Inception date is July 23, 2021, for Class A shares.

(2)	The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing

(3)	The Bank of America /Merrill Lynch 1-3 Year U.S. Corporate & Government Bond Index is a subset of the Bank of America Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(4)	Performance since July 23, 2021, (the inception date of the Class A shares) is -0.24%.

(5)	Performance since July 23, 2021, (the inception date of the Class A shares) is 2.22%.

After-tax returns for Class I shares are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Holbrook Holdings Inc. (“Holbrook” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: The Fund is managed by Scott Carmack, Portfolio Manager and Chief Executive Officer of the Adviser and Ethan Lai, Portfolio Manager. Mr. Carmack has managed the Fund since its inception in 2016. Mr. Lai has managed the Fund since 2023.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-877-345-8646, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

	Minimum Investment
Class	Initial	Subsequent
I	$100,000	$500
Investor	$2,500	$100
Class A Shares	$2,500	$100

Tax Information: Dividends (including qualified dividend income) and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.